UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3990 Rogerdale Rd Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 325-6000

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Item 8.01	Other Events.

On Wednesday, February 25, 2015, Randy McMullen, Jr., President and Chief Financial Officer of C&J Energy Services, Inc. (“C&J” or the “Company”), will participate in the Credit Suisse 20th Annual Energy Summit in Vail, Colorado. A copy of the prepared presentation materials intended for use at the conference is furnished as Exhibit 99.1 to this Current Report. These materials have also been posted on C&J’s website at www.cjenergy.com.

C&J expressly disclaims any obligation to update the presentation materials or any other information posted on or available through its website, and cautions that the information set forth therein is only accurate as of the date indicated on such materials. The inclusion of any data or statements in the presentation materials (or available on or through C&J’s website) does not signify that such information is considered material. Please read the “Cautionary Note Regarding Forward-Looking Statements” set forth below.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 and Item 8.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed combination (the “Pending Transaction”) of C&J with the completion and production services business of Nabors Industries Ltd. (“Nabors”), a wholly owned subsidiary of Nabors, Nabors Red Lion Limited (which will be renamed C&J Energy Services Ltd. as of the closing of the proposed transaction) (“Red Lion”), has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a proxy statement of C&J that also constitutes a prospectus of Red Lion. On February 13, 2015, the registration statement was declared effective by the SEC and C&J filed a definitive proxy statement with the SEC. Mailing of the final proxy statement, together with the Notice of Special Meeting and proxy card, to C&J stockholders of record on the record date commenced on February 13, 2015. Each of Red Lion and C&J also plans to file other relevant documents with the SEC regarding the proposed transaction. This material is not a substitute for the final prospectus/proxy statement or any other documents the parties file with the SEC. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement, the definitive joint proxy statement/prospectus and other relevant documents filed by Red Lion and C&J with the SEC at the SEC’s website at www.sec.gov. You may also obtain copies of the documents filed by Red Lion with the SEC free of charge on Nabors website at www.nabors.com, and copies of the documents filed by C&J with the SEC are available free of charge on C&J’s website at www.cjenergy.com.

Participants in the Solicitation

C&J, its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of C&J in connection with the Pending Transaction. Information about the directors and executive officers of C&J is set forth in C&J’s proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 10, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents can be obtained using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information in this Current Report and the materials furnished as Exhibit 99.1 herewith may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These include statements regarding the effects of the Pending Transaction, estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties and are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to stockholders, future economic and industry conditions, the Pending Transaction (including its benefits, results, effects and timing), the attributes of the Pending Transaction and C&J as a subsidiary of Red Lion and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of federal securities laws.

These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the control of Nabors and the Company, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements. These risks and uncertainties include, but are not limited to: the failure of the stockholders of the Company to approve the Pending Transaction; the risk that the conditions to the closing of the Pending Transaction are not satisfied; the risk that regulatory approvals required for the Pending Transaction are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Pending Transaction; uncertainties as to the timing of the Pending Transaction; competitive responses to the Pending Transaction; costs and difficulties related to the integration of the Company’s business and operations with Red Lion’s business and operations; the inability to obtain or delay in obtaining cost savings and synergies from the Pending Transaction; unexpected costs, charges or expenses resulting from the Pending Transaction; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of Nabors following completion of the Pending Transaction; and any changes in general economic and/or industry specific conditions.

Nabors and the Company caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Nabors’s and the Company’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning Nabors, the Company, the Pending Transaction or other matters attributable to Nabors and the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward looking statement speaks only as of the date of the particular statement, and neither Nabors nor the Company undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1	Investor Presentation dated February 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC.
(Registrant)

Dated: February 25, 2015	By:	/s/ Theodore R. Moore
Theodore R. Moore
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Investor Presentation dated February 25, 2015